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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): SEPTEMBER 28, 2004

                                 UGI CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

   PENNSYLVANIA                          1-11071               23-2668356
   (STATE OR OTHER JURISDICTION     (COMMISSION FILE        (I.R.S. EMPLOYER
   OF INCORPORATION)                     NUMBER)           IDENTIFICATION NO.)

                                460 N. GULPH ROAD
                       KING OF PRUSSIA, PENNSYLVANIA 19406
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (610) 337-1000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS (SEE GENERAL INSTRUCTION A.2. BELOW):

[ ] WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR 230.425)

[ ] SOLICITING MATERIAL PURSUANT TO RULE 14a-12 UNDER THE EXCHANGE ACT (17 CFR 240.14a-12)

[ ] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14d-2(b) UNDER THE EXCHANGE ACT (17 CFR 240.14d-2(b))

[ ] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13e-4(c) UNDER THE EXCHANGE ACT (17 CFR 240.13e-4(c))

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UGI Corporation                                               Form 8-K
Page 2                                                        September 28, 2004

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

      ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

      At the 2004 Annual Meeting of Shareholders of UGI Corporation, holders of a majority of the outstanding shares approved the following shareholder proposal:

      "Shareholder Opportunity to Vote Regarding a Poison Pill

      Shareholders recommend a bylaw subjecting to a shareholder vote, the adoption or extension of any current or future poison pill."

Following careful consideration of this matter, on September 28, 2004, the Board of Directors of UGI Corporation voted unanimously to adopt a new bylaw. The new bylaw provides as follows:

      SECTION 4.13. ADOPTION OR EXTENSION OF SHAREHOLDER RIGHTS PLAN. The board of directors shall not adopt or extend any current or future shareholder rights plan, or "poison pill," without prior shareholder approval unless the board, in discharging its fiduciary duties, and acting upon the recommendation of the non-management directors, determines that such adoption or extension would be in the best interests of the corporation under the circumstances. If any shareholder rights plan is adopted or extended without prior shareholder approval, it shall be presented to shareholders for approval within one year or expire within one year without being renewed or replaced.

The bylaws of UGI Corporation, as amended through September 28, 2004, are filed as Exhibit 3.2 to this Current Report on Form 8-K.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

      ITEM  9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

            3.2   Bylaws of UGI Corporation as amended through September 28,
                  2004.

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                                   SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d), the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            UGI CORPORATION
                                            (REGISTRANT)

                                            By: /s/ Margaret M. Calabrese
                                                --------------------------------
                                                Margaret M. Calabrese
                                                Secretary

Date: September 30, 2004

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                                  EXHIBIT INDEX

The following exhibit is filed as part of this Report:

EXHIBIT NO.           DESCRIPTION

   3.2 Bylaws of UGI Corporation as amended through September 28, 2004